Exhibit 10.1

INCREASE AGREEMENT

INCREASE AGREEMENT, dated as of September 1, 2020 (this “Agreement”), prepared pursuant to Section 2.19(e) of the Amended and Restated Uncommitted Credit Agreement dated as of March 29, 2019 (as amended, supplemented or modified through the date hereof, the “Existing Credit Agreement”; as modified hereby and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among A-MARK PRECIOUS METALS, INC. (the “Borrower”), the Lenders from time to time party thereto and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”).

RECITALS

Pursuant to Section 2.19 of the Existing Credit Agreement, the undersigned Lenders parties to the Existing Credit Agreement (the “Increasing Lenders”) have agreed to increase their Revolving Line Portions as governed by the Credit Agreement on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Increasing Lenders hereby agree as follows:

1.Defined Terms.  Unless otherwise defined herein, terms defined in the Existing Credit Agreement are used herein as therein defined.

2.Increase Agreement.

(a)Each Increasing Lender party to this Agreement hereby agrees to increase its respective Revolving Line Portion (as modified pursuant to Section 3 of this Agreement), in the amount set forth on Schedule 1, such increase to be effective as of September 2, 2020 (the “Increase Effective Date”).

(b)With respect to any increase in the Revolving Line Portion of any Increasing Lender, such Increasing Lender shall hold an undivided interest in and to all the rights and obligations of a Lender under the Credit Agreement in connection with its increased Revolving Line Portion in the principal amount set forth on Schedule 1 hereto and (B) all rights and obligations of a Lender in connection therewith under the other Loan Documents.

(c)Nothing contained herein shall limit or impair the provisions of Sections 2.1(c) or 2.2(c) or the demand nature of the Loans under the Credit Agreement.

3.Revolving Line Portion; Increasing Lenders.

(a)Effective upon the Increase Effective Date, the Revolving Line Portions for each Increasing Lender and each Non Increasing Lender (as defined below) shall be as set forth on Schedule 1.

(b)Any Increasing Lender shall pay to the Administrative Agent on the Increase Effective Date, in immediately available funds, an amount equal to the amount, if any, by which such Increasing Lender’s Pro Rata Share (determined after giving effect to the adjustment of the Revolving Line Portions pursuant to Section 3(a) of this Agreement, including the increase of such Increasing

Lender’s Revolving Line Portion) of the aggregate principal amount of the Loans to be outstanding immediately upon the Increase Effective Date exceeds the aggregate principal amount of Loans owing to such Increasing Lender immediately prior to the Increase Effective Date.  Such amount paid by any such Increasing Lender shall be deemed the purchase price for the acquisition by such Increasing Lender of such additional amount of Loans from Lenders whose Revolving Line Portions are not increased under this Agreement (“Non Increasing Lenders”) and, if applicable, other Lenders.  The Administrative Agent shall distribute such amounts as received from the Increasing Lenders as may be necessary so that the Loans are held by the Increasing Lenders and Non Increasing Lenders in accordance with their respective Pro Rata Shares (determined after giving effect to the adjustment of Revolving Line Portions pursuant to Section 3(a) of this Agreement).

(c)Each Increasing Lender and Non Increasing Lender (each, a “Selling Lender”) which receives a payment in connection with clause (b) above shall be deemed to have sold and assigned, without recourse to such Selling Lender, to the applicable Increasing Lenders (each, a “Purchasing Lender”), and such Purchasing Lenders shall be deemed to have purchased and assumed without recourse to the Selling Lenders, Loans in amounts such that after giving effect thereto each Lender shall hold Loans in accordance with its Pro Rata Share (determined after giving effect to the adjustment of Revolving Line Portions pursuant to Section 3(a) of this Agreement).

4.Conditions Precedent.  This Agreement shall become effective upon the satisfaction of the following conditions precedent:

(a)Increase Documents.  The Administrative Agent shall have received (each of the following documents being referred to herein as an “Increase Document”):

(i)this Agreement, executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent and each Increasing Lender,

(ii)for the account of each Lender requesting the same, a Note of the Borrower conforming to the requirements of the Credit Agreement, and reflecting the Revolving Line Portion of such Lender after giving effect to this Agreement, executed by a duly authorized officer of the Borrower, and

(iii)a reaffirmation of each of the Security Documents, executed and delivered by a duly authorized officer of the Borrower.

(b)Increasing Lenders.  The Administrative Agent shall have received from each Increasing Lender the amounts required to be paid by such Increasing Lenders pursuant to Section 3 of this Agreement.

(c)Opinions of Counsel.  The Administrative Agent shall have received favorable written opinions (addressed to Administrative Agent and the Lenders and dated the Increase Effective Date) of external New York counsel to the Borrower, regarding the transactions contemplated hereby and such other matters as Administrative Agent shall reasonably request.

(d)Officer’s Certificate.  The Administrative Agent shall have received a certificate of a Responsible Officer, dated the Increase Effective Date, certifying (i) either (x) evidence that all authorizations or approvals of any Governmental Authority and approvals or consents of any other Person, required in connection with the transactions contemplated hereby shall have been obtained, or (y) that no such authorizations, approvals, and consents are so required, and (ii) compliance with the conditions set forth in clauses (a), (b), and (c) of Section 4.2 of the Credit Agreement.

(e)Material Adverse Change.  There has been no change in the facts or information regarding the Borrower that was represented to the Administrative Agent and the Lenders by the Borrower that could reasonably be expected to be materially adverse to the Administrative Agent and the Lenders.

(f)Other Conditions.  Each of the other conditions to the Increase Effective Date provided in Section 2.19 of the Credit Agreement (other than the final sentence of clause (a) thereof (which shall be satisfied as of the date hereof (rather than contemporaneously with delivery of the applicable Notice of Incremental Revolving Credit Facility)), and clause (f) thereof) shall have been satisfied.

5.Representations and Warranties.  To induce the undersigned Increasing Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the undersigned Increasing Lenders that, after giving effect to the increase of the Revolving Line Portions and the other modifications to the Existing Credit Agreement provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on such date, except for those representations and warranties that by their terms were made as of a specified date which shall be true and correct in all material respects on and as of such date, and that no Default or Event of Default has occurred and is continuing.

6.Disclaimer.  Each Increasing Lender acknowledges and agrees that no Lender party to the Credit Agreement (i) has made any representation or warranty or shall  have any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (ii) has made any representation or warranty or has any responsibility with respect to the financial condition of the Borrower or any other obligor or the performance or observance by the Borrower or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto.  Each Increasing Lender represents and warrants that it is legally authorized to enter into this Agreement; and each Increasing Lender (i) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or in connection herewith or therewith; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (iv) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is a Foreign Lender, its obligation pursuant to Section 2.14(g)(ii)(B) of the Credit Agreement; and (v) agrees that it will be bound by the Intercreditor Agreement.

7.No Other Amendments or Waivers.  Except as expressly amended or waived hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

8.Effect on Credit Agreement.  From and after the Effective Date, each Increasing Lender party hereto shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof.

9.Counterparts.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

10.Applicable Law.  This Agreement shall be governed by, and construed and interpreted in accordance with, the Law of the State of New York (without regard to the conflicts of law principles thereof).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

A-MARK PRECIOUS METALS, INC.,
as the Borrower

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

INCREASING LENDERS

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

MACQUARIE BANK LIMITED

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

POA#

BROWN BROTHERS HARRIMAN & CO.

By:	/s/
Name:
Title:

Schedule 1 to Increase Agreement

LENDERS AND REVOLVING LINE PORTIONS

Lender	Amount of Increase	Revolving Line Portion (after giving effect to increase, if any)

Coöperatieve Rabobank U.A., New York Branch	$15,000,000	$81,000,000

Natixis, New York Branch	NO CHANGE	$61,500,000

Macquarie Bank Limited (ABN 46 008583 542)	$12,500,000	$50,000,000

Brown Brothers Harriman & Co.	$10,000,000	$40,000,000

Bank of China Limited, New York Branch	NO CHANGE	$25,000,000
	=========	=========
	$37,500,000	$257,500,000